                        BEDFORD PROPERTY INVESTORS, INC.

                            (a Maryland corporation)

                      ____________ Shares of Common Stock


                               PURCHASE AGREEMENT





Dated:  ___________, 199_

                        BEDFORD PROPERTY INVESTORS, INC.

                            (a Maryland corporation)

                      ____________ Shares of Common Stock

                           (Par Value $.02 Per Share)

                               PURCHASE AGREEMENT

                               ____________, 199_


[Name and address
 of underwriters]

Dear Sirs:

         Bedford Property Investors, Inc., a Maryland corporation (the "Company"), confirms its agreement with __________________________________ and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom __________________________ are acting as representatives (in such capacity, the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.02 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of __________ additional shares of Common Stock to cover over-allotments, if any. The aforesaid _____________ shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the ___________ shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

         The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 dated January 8, 1996 (Registration No. 333-15233, the "Registration Statement"), including the related prospectus dated ____________, for the registration of its Common Stock (including the Securities) under the

Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statements and any Rule 462(b) Registration Statement (as defined below) have each been declared effective by the Commission. As provided in
Section 3(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 of the 1933 Act Regulations. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." The prospectus included in the Registration Statement relating to all offerings of Securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus;" provided, however, that, if the Prospectus is amended or supplemented on or after the date hereof but prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement; and provided, further, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"); and provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Prospectus Supplement or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, preliminary prospectus or the Prospectus, as the case may be.


         SECTION 1.       Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

                 (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                 At the respective times the Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery referred to below), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date hereof and at the Closing Time (and, if any Option Securities are purchased, at such date of delivery) neither the Prospectus nor any amendments or supplements thereto contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through _____________ expressly for use in the Registration Statement or Prospectus.

                 Each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                 (iv) Financial Statements. The financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated by reference in the Registration Statement, and any more recent financial statements included or incorporated by reference in the Registration Statement, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial and operating data and the summary consolidated financial and operating data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the last audited financial statements included or incorporated by reference in the Registration Statement. The Historical Summaries of Gross Income and Direct Operating Expenses of Landsing Pacific Portfolio, 3002 Dow Business Center, 6600 College Boulevard and 350 East Plumeria Drive (the "Properties") incorporated by reference into the Registration Statement and the Prospectus, together with the related notes, present fairly the results of operations of the Properties for the periods specified and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference into the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                 (v) No Material Adverse Change in Business. Since the respective dates as of which information is given or incorporated by reference into the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business,
         (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Series A Convertible Preferred Stock, par value $.02 per share (the "Convertible Preferred Stock") and the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                 (vii) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each "significant subsidiary" as defined in Rule 405 of Regulation C of the 1933 Act (each a "Subsidiary" and, collectively, the "Subsidiaries") of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of the preemptive or similar rights arising by operation of law, under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any subsidiary is a party. Each of the Subsidiaries is a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

                 (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

                 (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                 (x) Authorization and Description of Securities. The shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of Common Stock of the Company was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of the Company, under any agreement to which the Company or any of its subsidiaries is a party or otherwise. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company, or under any agreement to which the Company or any of its subsidiaries is a party.


                 (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not have a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any Agreement or Instrument except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. As used herein, a

         "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                 (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                 (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business could not reasonably be expected to result in a Material Adverse Effect.

                 (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                 (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                 (xvi) Possession of Licenses and Permits. The Company and the subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                 (xvii) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) are not materially significant in relation to the business of the Company and the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

                 (xviii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                 (xix) Environmental Laws. Except as described in the Registration Statement and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, to the Company's knowledge, after due inquiry (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"),
         (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws.

                 (xx) Qualification as a Real Estate Investment Trust. At all times since the date of formation of the Company's predecessor, the Company has operated and qualified as a real estate investment trust under Section 856 through 860 of the Code and the related regulations, and has met all applicable organizational and operational requirements for qualification as a real estate investment trust, including the requirements relating to stock ownership and annual stockholder reporting, sources of income, nature of assets and annual distributions. Based on the Company's current and anticipated status and operations, the Company will qualify as a real estate investment trust for the Company's current taxable year and the Company has no reason to believe that it will be unable to maintain that status in subsequent taxable years.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         SECTION 2.       Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional ___________ shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Shearman & Sterling, 555 California Street, San Francisco, California, or at such other place as shall be agreed upon by the Representatives and the Company, at 7:00 A.M. (California time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Washington D.C. time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in, or wire transfer of, immediately available funds payable to the order of the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. _____________, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                 (a) Preparation of Prospectus Supplement. If reasonably requested by you in connection with the offering of the Securities, the Company will prepare a preliminary prospectus supplement containing such information as you and the Company deem appropriate, and, prior to or immediately following the execution of this Agreement, the Company will have prepared or will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the number of Securities and their terms not otherwise specified in the Prospectus, the name of each Underwriter participating in the offering and number of Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

                 (b) Compliance with Securities Regulations and Commission Requests. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmission to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement,
         (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (c) Filing of Amendments. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will inform you of its intention to file any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object; except that the Company shall inform you of its intention to file documents pursuant to Section 14(d) of the 1934 Act and shall furnish you with copies of such documents immediately upon the filing thereof, and you or your counsel shall not be entitled to object thereto other than pursuant to Section 3(f). The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (d) Delivery of Registration Statement. The Company has furnished or will furnish to you as many signed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities) and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to you, for each of the Underwriters, one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits, but excluding any such documents filed by the Company under the 1934 Act prior to the end of the most recent fiscal year for which the Company has filed an Annual Report on Form 10-K). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (e) Delivery of Prospectuses. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (including the Prospectus Supplement) (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (f) Continued Compliance with Securities Laws. If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

                 (g) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will also supply you with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as you may request.

                 (h) Rule 158. The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering (i) a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

                 (i) Use of Proceeds. The Company will apply the proceeds from the sale of the Securities for the purposes set forth under the caption "Use of Proceeds" in the Prospectus.

                 (j) Listing. The Company will comply with all rules and regulations of the New York Stock Exchange and the Pacific Stock Exchange in respect of the listing of the Common Stock and will use its best efforts to cause the Securities to be eligible for trading thereon.

                 (k) Restriction on Sale of Securities. During a period of 90 days from the date hereof, the Company will not, without the prior written consent of ___________, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or
         (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, any non-employee director stock option plan or dividend reinvestment plan or (D) the issuance of partnership units exchangeable for shares of Common Stock in connection with property acquisitions.

                 (l) Reporting Requirements. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will, subject to Section 3(c), file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

         SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of any preliminary prospectus supplements, and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the

Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and the PSE.

         (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                 (a) Effectiveness of Registration Statement and 462(b) Registration Statement. The Registration Statement has become effective not later than 5:30 P.M., Washington D.C. time, on the date hereof, any Rule 462(b) Registration Statement has become effective not later than 10:00 P.M., Washington D.C. time, on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement or 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

                 (b) Opinions of Counsel for Company. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of each such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

                 (c) Opinion of Counsel for Underwriters. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of _______________________, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in __________________. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the States of New York and California and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                 (d) Officers' Certificate. At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                 (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letter" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                 (f) Bring-down Comfort Letter. At Closing Time the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                 (g) Approval of Listing. At the Closing Time the Securities shall have been approved for listing on the NYSE and the PSE, subject only to official notice of issuance.

                 [(h)     Lock-up Agreements.  At the date of this Agreement,
         the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.]

                 (i) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                 (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                 (i) Officer's Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                 (ii) Opinions of Counsel for Company. The favorable opinion of Shearman & Sterling, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                 (iii) Opinion of Counsel for Underwriters. The favorable opinion of _______________, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                 (iv) Bring-down Comfort Letter. A letter from KPMG Peat Marwick LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

         SECTION 6.       Indemnification.

         (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) hereof) any such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by ______________), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through ______________ expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of any Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

         (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through _____________ expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by _____________, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent

(i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7.       Contribution.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus Supplement, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9.       Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the NYSE or the PSE, or if trading generally on the American Stock Exchange or the NYSE or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by Federal, California or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 hereof shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone

Closing Time or a Date of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at _____________________, attention of ________________; notices to the Company shall be directed to it at 270 Lafayette Circle, Lafayette, California 94549, attention of Peter B. Bedford.

         SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                        Very truly yours,

                                        BEDFORD PROPERTY INVESTORS, INC.



                                        By
                                           -----------------------------
                                            Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:

[Names of underwriters]



-----------------------------------


By:
    -------------------------------




By
   ----------------------------------------------------
                    Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                           BEDFORD PROPERTY INVESTORS, INC.

                               (a Maryland corporation)

                         ____________ Shares of Common Stock


                                  PURCHASE AGREEMENT











Dated:  ___________, 199_

                           BEDFORD PROPERTY INVESTORS, INC.

                               (a Maryland corporation)

                         ____________ Shares of Common Stock

                              (Par Value $.02 Per Share)

                                  PURCHASE AGREEMENT

                                  ____________, 199_


[Name and address
 of underwriters]

Dear Sirs:

    Bedford Property Investors, Inc., a Maryland corporation (the "Company") proposes to issue and sell to the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representatives (the "Representatives"), _____________________ authorized but unissued shares of the Company's Common Stock, par value $.02 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock"), and the stockholders named in Schedule B (the "Selling Stockholders") propose to sell severally an aggregate of __________ outstanding shares of Common Stock, as set forth opposite their name on Schedule B, to the Underwriters. Such shares of Common Stock, aggregating __________ shares, are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter. The Company and each of the Selling Stockholders also grant to the Underwriters, severally and not jointly, the option described in Section 2 to purchase all or any part of __________ additional shares of Common Stock to cover over-allotments. The aforesaid __________ shares of Common Stock (the "Initial Securities"), together with all or any part of the __________ additional shares of Common Stock subject to the option described in Section 2 (the "Option Securities"), are collectively herein called the "Securities". The Securities are more fully described in the Prospectus referred to below.

    The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

    The Company has filed with the Securities and Exchange Commission (the

"Commission") a registration statement on Form S-3 dated August 14, 1997 (Registration No. 333-33643, the "Registration Statement"), including the related prospectus dated ____________, for the registration of its Common Stock (including the Securities) under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statements and any Rule 462(b) Registration Statement (as defined below) have each been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 of the 1933 Act Regulations. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." The prospectus included in the Registration Statement relating to all offerings of Securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus;" PROVIDED, HOWEVER, that, if the Prospectus is amended or supplemented on or after the date hereof but prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement; and PROVIDED, FURTHER, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"); and PROVIDED, FURTHER, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Prospectus Supplement or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, preliminary prospectus or the Prospectus, as the case may be.

    SECTION 1.     REPRESENTATIONS AND WARRANTIES.

    (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

         (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery referred to below) the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date hereof and at the Closing Time (and, if any Option Securities are purchased, at such date of delivery), neither the Prospectus nor any amendments or supplements thereto contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through _____________ expressly for use in the Registration Statement or Prospectus.

         Each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) FINANCIAL STATEMENTS. The financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated by reference in the Registration Statement, and any more recent financial statements included or incorporated by reference in the Registration Statement, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial and operating data and the summary consolidated financial and operating data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the last audited financial statements included or incorporated by reference in the Registration Statement. The Historical Summaries of Gross Income and Direct Operating Expenses of Landsing Pacific Portfolio, 3002 Dow Business Center, 6600 College Boulevard and 350 East Plumeria Drive (the "Properties") incorporated by reference into the Registration Statement and the Prospectus, together with the related notes, present fairly the results of operations of the Properties for the periods specified and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference into the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given or incorporated by reference into the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and

(C) except for regular quarterly dividends on the Series A Convertible Preferred Stock, par value $.02 per share (the "Convertible Preferred Stock") and the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (vi) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (vii) GOOD STANDING OF SUBSIDIARIES. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each "significant subsidiary" as defined in Rule 405 of Regulation C of the 1933 Act (each a "Subsidiary" and, collectively, the "Subsidiaries") of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of the preemptive or similar rights arising by operation of law, under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any subsidiary is a party. Each of the Subsidiaries is a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

         (viii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

         (ix) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

         (x) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of Common Stock of the Company was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of the Company, under any agreement to which the Company or any of its subsidiaries is a party or otherwise. The shares of Common Stock to be sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; such shares of Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Prospectus and such description conform to the rights set forth in the instruments defining the same; no holder of such Shares of Common Stock will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company, or under any agreement to which the Company or any of its subsidiaries is a party.

         (xi) VALIDITY OF SELLING STOCKHOLDER'S SECURITIES. The shares of Common Stock to be sold by the Selling Stockholders have been duly authorized and validly issued and are fully paid and non-assessable; and no holder thereof, relating to debts due and owing to a corporation's laborers, servants or employees is or will be subject to personal liability by reason of being such a holder.

         (xii) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not have a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any Agreement or Instrument except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (xiii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

         (xiv) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business could not reasonably be expected to result in a Material Adverse Effect.

         (xv) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xvi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

         (xvii) POSSESSION OF LICENSES AND PERMITS. The Company and the subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (xviii) TITLE TO PROPERTY. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) are not materially significant in relation to the business of the Company and the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

         (xix) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         (xx) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, to the Company's knowledge, after due inquiry (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws.

         (xxi) QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST. At all times since the date of formation of the Company's predecessor, the Company has operated and qualified as a real estate investment trust under Section 856 through 860 of the Code and the related regulations, and has met all applicable organizational and operational requirements for qualification as a real estate investment trust, including the requirements relating to stock ownership and annual stockholder reporting, sources of income, nature of assets and annual distributions. Based on the Company's current and anticipated status and operations, the Company will qualify as a real estate investment trust for the Company's current taxable year and the Company has no reason to believe that it will be unable to maintain that status in subsequent taxable years.

    (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS. Each of the Selling Stockholders severally represents and warrants to, and agrees with, each Underwriter as follows:

              (i) On the date hereof and at the Closing Time (and, if any Option Securities are purchased, at such Date of Delivery), (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such parts of the Prospectus as specifically refer to such Selling Stockholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (ii) Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to you, a Power of Attorney and Custody Agreement (the "Custody Agreement") with ____________________ as custodian (the "Custodian"), and _________________________, ____________________ and
    ____________________ as attorneys-in-fact (the "Attorneys-in-Fact"); the Attorneys-in-Fact are authorized to execute and deliver this Agreement (including the Price Determination Agreement) on behalf of such Selling Stockholder and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement, and the

    Attorneys-in-Fact and the Custodian are each authorized to deliver the shares of Common Stock to be sold by such Selling Stockholder pursuant to this Agreement and to accept payment therefor.

         (iii) All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery pursuant to this Agreement of the shares to be sold by such Selling Stockholder have been given and are in full force and effect on the date hereof and will be in full force and effect at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery.

         (iv) The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement will not result in a breach by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, any agreement, instrument, decree, judgment or order to which such Selling Stockholder is a party, to which the properties of such Selling Stockholder may be subject or by which such Selling Stockholder may be bound.

         (v) Such Selling Stockholder will, at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery, have good and marketable title to the shares of Common Stock to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; such Selling Stockholder has full right, power and authority to sell, transfer and deliver such shares of Common Stock pursuant to this Agreement; and upon delivery of such shares of Common Stock and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive good and marketable title to the shares of Common Stock purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         (vi) Certificates for all of the shares of Common Stock to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank have been placed in custody with the Custodian for the purpose of effecting delivery under this Agreement.

         (vii) For a period of 90 days from the date hereof, such Selling Stockholder will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement; provided that during such period such Selling Stockholder may make gifts of shares of Common Stock or securities convertible into Common Stock upon the condition that the donees agree to be bound by the foregoing restriction in the same manner as it applies to such Selling Stockholder.

    (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholders to each Underwriter as to the matters covered thereby.

    SECTION 2.     SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

    (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at the purchase price per share for the Initial Securities to be agreed upon by the Representatives the Company and the Selling Stockholders as set forth in Schedule C hereto, (i) in the case of the Company, the number of Initial Securities that bears the same relation to the total number of Initial Securities to be Sold by the Company as the number of Initial Securities set forth opposite the name of such Underwriter in Schedule A bears to the total number of Initial Securities (such proportion is hereinafter referred to as such Underwriter's "underwriting obligation proportion") and (ii) in the case of each Selling Stockholder, the underwriting obligation proportion of such Underwriter of the aggregate number of Initial Securities as are proposed to be sold by such Selling Stockholder and set forth opposite such Selling Stockholder's name in column 2 on Schedule B, subject, in each case, to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional shares.

    (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional __________ Option Securities and each Selling Stockholder grants an option to the Underwriters, severally and not jointly, to purchase up to the additional number of Option Securities set forth opposite such Selling Stockholder's name in the appropriate column of Schedule B at the same purchase price per share set forth in Schedule C, less an amount per share equal to any dividend of distribution declared by the Company and paycheck or the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof, and may be exercised, in whole or in part (but not more than once) in whole or from time to time in part, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by you to the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option, and the time and date of payment and delivery of such Option Securities. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time as hereinafter defined. If the option is exercised as to only a portion of the Option Shares, the Company and cash of the Selling Stockholders will sell their pro rata portion of the Option

Securities to be purchased by the Underwriters. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

    (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 555 California Street, San Francisco, CA, 599 Lexington Avenue, New York, New York, 10022, or at such other place as shall be agreed upon by the Representatives and the Company, at 7:00 A.M. (California time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Washington D.C. time) on any given day) business day after date hereof (unless postponed in accordance with the provisions of Sections 10 or 11 hereof, or such other time not more than ten full business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time") the Selling Stockholders, and your at 10:00 A.M. either (i) on the [fifth] full business day after the effective date of the Registration Statement, or (ii) if the Company has elected to rely upon Rule 430A, the [fifth] full business day after execution of the Price Determination Agreement (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you , the Company and the Selling Stockholders shall determine (such date and time of payment and delivery being herein called the "Closing Time").

    In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned offices of Shearman & Sterling set forth above, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders and you shall determine, on the Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company and the Selling Stockholders (or to a custodian or other representative of the Selling Stockholders) drawn in, or wire transfer of, immediately available funds payable to the order of the Company and to the Selling Stockholders (or to a custodian or other representative of the Selling Stockholders) against delivery to the Representatives for the respective accounts of the several Underwriters of certificates for the Securities to be purchased by them.

    (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

    SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

    (a) PREPARATION OF PROSPECTUS SUPPLEMENT. If reasonably requested by you in connection with the offering of the Securities, the Company will prepare a preliminary prospectus supplement containing such information as you and the Company deem appropriate, and, prior to or immediately following the execution of this Agreement, the Company will have prepared or will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the number of Securities and their terms not otherwise specified in the Prospectus, the name of each Underwriter participating in the offering and number of Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

    (b)  COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS.
During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmission to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus,
(iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

    (c) FILING OF AMENDMENTS. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will inform you of its intention to file any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object; except that the Company shall inform you of its intention to file documents pursuant to Section 14(d) of the 1934 Act and shall furnish you with copies of such documents immediately upon the filing thereof, and you or your counsel shall not be entitled to object thereto other than pursuant to
Section 3(f). The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the

Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (d) DELIVERY OF REGISTRATION STATEMENT. The Company has furnished or will furnish to you as many signed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities) and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to you, for each of the Underwriters, one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits, but excluding any such documents filed by the Company under the 1934 Act prior to the end of the most recent fiscal year for which the Company has filed an Annual Report on Form 10-K). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (e)  DELIVERY OF PROSPECTUSES. The Company will furnish to each
Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (including the Prospectus Supplement) (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (f) CONTINUED COMPLIANCE WITH SECURITIES LAWS. If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

    (g) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will also supply you with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as you may request.

    (h) RULE 158. The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering
(i) a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

    (i) USE OF PROCEEDS. The Company will apply the proceeds from the sale of the Securities for the purposes set forth under the caption "Use of Proceeds" in the Prospectus.

    (j) LISTING. The Company will comply with all rules and regulations of the New York Stock Exchange and the Pacific Stock Exchange in respect of the listing of the Common Stock and will use its best efforts to cause the Securities to be eligible for trading thereon.

    (k) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date hereof, the Company will not, without the prior written consent of ___________, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, any non-employee director stock option plan or dividend reinvestment plan or (D) the issuance of partnership units exchangeable for shares of Common Stock in connection with property acquisitions by the Company.

    (l) REPORTING REQUIREMENTS. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will, subject to Section 3(c), file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

    SECTION 4. PAYMENT OF EXPENSES. (a) EXPENSES. The Company will pay all expenses incident to the performance of its and the Selling Stockholders' obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities,
(iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors,
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of any preliminary prospectus supplements, and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and the PSE.

    (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or
Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

    SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries or certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their covenants and other obligations hereunder, and to the following further conditions:

    (a) EFFECTIVENESS OF REGISTRATION STATEMENT AND 462(b) REGISTRATION STATEMENT. The Registration Statement has become effective not later than 5:30 P.M., Washington D.C. time, on the date hereof, any Rule 462(b) Registration Statement has become effective not later than 10:00 P.M., Washington D.C. time, on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement or 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

    (b) OPINIONS OF COUNSEL FOR COMPANY. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of each such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

    (c) OPINION OF COUNSEL FOR SELLING STOCKHOLDERS. At the Closing Time, you shall have received a signed opinion of _________________________, counsel for the Selling Stockholders, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

         (i) This Agreement and the Custody Agreement have been duly executed and delivered by the Selling Stockholders or by an Attorney-in-Fact on behalf of the Selling Stockholders, and each of the Selling Stockholders has duly executed and delivered such Selling Stockholder's respective Power of Attorney.

         (ii) To the best knowledge of such counsel, each Selling Stockholder has valid and marketable title to the shares of Common Stock to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such shares of Common Stock pursuant to this Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the Underwriters who have purchased such shares of Common Stock pursuant to this Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such shares of Common Stock, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         (iii) Each Attorney-in-Fact has been duly authorized by each Selling Stockholder to deliver the shares of Common Stock on behalf of such Selling Stockholder in accordance with the terms of this Agreement.

         Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the shares of Common Stock pursuant to this Agreement by the Selling Stockholders as counsel for the Underwriters may reasonably request. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the Selling Stockholders and certificates of public officials; provided that such certificates have been delivered to the Underwriters.

    (d) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of _______________________, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in __________________. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the States of New York and California and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

    (e) OFFICERS' CERTIFICATE. At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

    (f) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letter" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

    (g) BRING-DOWN COMFORT LETTER. At Closing Time the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

    (h) APPROVAL OF LISTING. At the Closing Time the Securities shall have been approved for listing on the NYSE and the PSE, subject only to official notice of issuance.

    [(i) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.]

    (j) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

    (k) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholders, respectively, contained herein and the statements in any certificates furnished by the Company and the Selling Stockholders, respectively, hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

    (i) OFFICER'S CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

    (ii) OPINIONS OF COUNSEL FOR COMPANY. The favorable opinion of Shearman & Sterling, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

    [(iii) OPINION OF COUNSEL FOR SELLING STOCKHOLDERS. The favorable opinion of _______________, counsel for the Selling Stockholders, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
    Section 5(c) hereof.]

    (iv) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of _______________, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

    (v) BRING-DOWN COMFORT LETTER. A letter from KPMG Peat Marwick LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

    (l) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

    SECTION 6.     INDEMNIFICATION.

    (a) INDEMNIFICATION OF UNDERWRITERS. The Company agrees and each Selling Stockholder, jointly (except as provided in clause (iii) or (iv) below) and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) hereof) any such settlement is effected with the written consent of
    (A) the Company, to the extent indemnification pursuant to this Section 6(a)(ii) is sought from the Company, and (B) each Selling Stockholder, to the extent indemnification pursuant to this Section 6(a)(ii) is sought from such Selling Stockholder; and

         (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by ______________), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under(i) or (ii) above;

PROVIDED, HOWEVER, that (x) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through ______________ expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto); (y) the aggregate liability of each Selling Stockholder under this Section 6 shall be limited to an amount equal to the net proceeds (after deducting the aggregate Underwriters' discount, but before deducting expenses) received by such Selling Stockholder from the sale of his or her Securities pursuant to this Agreement and (z) each Selling Stockholder will be liable in any case only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon statements in or omissions from the Registration Statement (or any amendment thereto) based upon information furnished to the Company by such Selling Stockholder expressly for use therein;and PROVIDED, FURTHER, that this indemnity agreement with respect to any preliminary prospectus supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of any Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

    (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or any Selling Stockholder by such Underwriter through _____________ expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

    (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by _____________, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

    (e) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

    SECTION 7.     CONTRIBUTION.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Company, the Selling Stockholders and the Underwriters in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus Supplement, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

    The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Selling Stockholders and the Underwriters were each treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter; each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company; and each director of, member of, partner in, officer of or person controlling a Selling Stockholder, if any, shall have the same rights to contribution as the Selling Stockholder. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

    The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

    SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, by or on behalf of the Company or by or on behalf of any Selling Stockholder or any person that controls a Selling Stockholder and shall survive delivery of the Securities to the Underwriters.

    SECTION 9.     TERMINATION OF AGREEMENT.

    (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the NYSE or the PSE, or if trading generally on the American Stock Exchange or the NYSE or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by Federal, California or New York authorities.

    (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 hereof shall survive such termination and remain in full force and effect.

    SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the

Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations with respect to the Initial Securities hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time or a Date of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

    SECTION 11. DEFAULT BY A SELLING STOCKHOLDER OR THE COMPANY. If any Selling Stockholder shall fail at the Closing Time to sell and deliver the number of Initial Securities that such Selling Stockholder is obligated to sell, the Company shall have the right, within 24 hours thereafter, to make arrangements for it to sell upon the terms set forth in this Agreement all, but not less than all, of such defaulted Initial Securities in such amounts as may be agreed upon and to which the Underwriters do not reasonably object; if, however, such arrangements have not been completed within such 24-hour period, then the Underwriters may, at your option, by notice from you to the Company, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 or (b) elect to purchase the Initial Securities that the Company and the remaining Selling Stockholders have agreed to sell pursuant to this Agreement.

         In the event of a default under this Section that does not result in the termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         If the Company shall fail at the Closing Time to sell and deliver the number of shares of Common Stock that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 4 and except that the provisions of Sections 6, 7 and 8 shall remain in effect.

         No action taken pursuant to this Section shall relieve the Company or any Selling Stockholder so defaulting from liability, if any, in respect of such default.

    SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at ____________________, attention of _____________________; notices to the Company shall be directed to it at 270 Lafayette Circle, Lafayette, California 94549, attention of Peter B. Bedford and notices to the Selling Stockholders shall be directed to them at ____________________________, attention of __________________.

    SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

    SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                       Very truly yours,

                                       BEDFORD PROPERTY INVESTORS, INC.



                                       By
                                         -------------------------------------
                                          Title:


                                       SELLING STOCKHOLDERS NAMED IN SCHEDULE B



                                       By
                                         -------------------------------------

                                          Attorney-in-Fact




CONFIRMED AND ACCEPTED,
as of the date first above written:

[Names of underwriters]


---------------------------------------

By:
   ------------------------------------



By
   ------------------------------------
          Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.